UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2012

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	000-51281	62-1815881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 30, 2012, Tennessee Commerce Bancorp, Inc. (the “Company”) received a letter (the “Notification Letter”) from the NASDAQ OMX Group notifying the Company that it no longer meets the continued listing requirements of the NASDAQ Stock Market, LLC (“NASDAQ”) under Listing Rules 5101, 5110(b) and IM-5101-1.  The Notification Letter states that, as a result of the closure of Tennessee Commerce Bank (the “Bank”), NASDAQ has concerns about the Company’s ability to demonstrate compliance with all of the requirements for continued listing on NASDAQ, as well as the residual equity interest of the Company’s common stockholders and, as a result, the Company’s securities will be delisted from NASDAQ.  Accordingly, unless the Company requests an appeal of this determination, trading of the Company’s common stock will be suspended at the opening of business on February 8, 2012, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on NASDAQ. NASDAQ’s determination is based on the following factors:

•                  Closure of the Bank, which is the Company’s primary asset;

•                  Concerns about the Company’s ability to demonstrate compliance with all requirements for continued listing on NASDAQ;

•                  Concerns regarding the residual equity interest of the existing listed securities holders; and

•                  Concerns about the Company’s pre-existing NASDAQ deficiencies (including its inability to comply with NASDAQ Rule 5250(c)(1) and file its outstanding Form 10-Q for the quarter ended September 30, 2011 and its Form 10-K for the fiscal year ended December 31, 2010 becoming delinquent as a result of the Company’s independent registered public accounting firm withdrawing its prior audit opinion covering the related financial statements).

In addition to the Notification Letter, NASDAQ halted trading in the Company’s common stock on January 27, 2012. The Company does not intend to take any action with respect to the actions taken by NASDAQ and anticipates that the Company’s common stock will be delisted from NASDAQ.

If the Company does not appeal the NASDAQ staff’s delisting determination, the Company’s common stock will not be immediately eligible to trade on the OTC Bulletin Board or in the “Pink Sheets.”  The Company’ common stock may become eligible if a market maker makes an application to register in and quote the security in accordance with SEC Rule 15c2-11, and such application is cleared.  However, there can be no assurance that the Company’s common stock will become eligible to trade on the OTC Bulletin Board or the “Pink Sheets.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.
(Registrant)

Date: January 31, 2012
	By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer